UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2016

Electronic Cigarettes International Group, Ltd.

(Exact name of registrant as specified in its charter)

Nevada	000-52745	98-0534859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1707 Cole Boulevard, Suite 350, Golden, Colorado	80401
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (720) 575-4222

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Amendment to Lead Lender Credit Agreement

As previously disclosed in its Current Report on Form 8-K filed on May 1, 2015, on April 27, 2015, Electronic Cigarettes International Group, Ltd. (the “Company”) entered into a Credit Agreement (as amended, the “Lead Lender Credit Agreement”) with an institutional investor (the “Lead Lender”), pursuant to which the Lead Lender made a term loan to the Company in the original principal amount of $35,000,000 and that provided for interest at 12.00% per annum. As previously disclosed in its Current Report on Form 8-K filed on July 2, 2015, on June 26, 2015, the Company and the Lead Lender entered into an amendment to the Lead Lender Credit Agreement pursuant to which the Lead Lender made a second term loan to the Company in the principal amount of $6,000,000. As previously disclosed in its Current Report on Form 8-K filed on November 5, 2015, on October 30, 2015, the Company and the Lead Lender entered into an amendment to the Lead Lender Credit Agreement pursuant to which the Lead Lender made a third term loan to the Company in the principal amount of $18,000,000. As previously disclosed in its Current Report on Form 8-K filed on January 15, 2016, on January 11, 2016 the Company and the Lead Lender entered into an amendment to the Lead Lender Credit Agreement pursuant to which the Company and the Lead Lender made a fourth term loan to the Company in the principal amount of $9,042,955.

On July 8, 2016, the Company and the Lead Lender entered into Amendment No. 5 to the Lead Lender Credit Agreement (the “Lead Lender Amendment”) pursuant to which the Company and the Lead Lender amended the Lead Lender Credit Agreement to provide for a fifth closing under the Lead Lender Credit Agreement and for an additional term loan (collectively with all term loans under the Lead Lender Credit Agreement, the “Term Loans”) to the Company in the principal amount of $4,000,000, resulting in an aggregate outstanding principal balance under the Lead Lender Credit Agreement of $72,042,955. In addition, the Lead Lender Amendment amends the Lead Lender Credit Agreement to (i) extend the maturity date of the term loans from April 27, 2018 to June 30, 2020, (ii) eliminate amortization payments on the Term Loans until June 30, 2020, (iii) reduce the interest rate payable on the term loans thereunder from 12.0% to 4.0%, and (iv) provide for the payment of interest by the Company using shares of common stock, par value $0.001 per share (“Common Stock”), of the Company (collectively, the “Term Loan Modifications”). The term loan made pursuant to the Lead Lender Amendment shall mature on June 30, 2020 and shall bear interest on the outstanding principal balance at the rate of 4.0% per annum, payable on a quarterly basis and is evidenced by a Term Note in substantially the same form as issued to the Lead Lender at the first, second, third, and fourth closings.

In connection with the execution of the Lead Lender Amendment, the Company granted the Lead Lender additional warrants (the “Lead Lender Warrants”) to purchase an aggregate of 49,088,030 shares of Common Stock, at an exercise price of $0.145 per share of Common Stock. The Warrants are evidenced by Common Stock Purchase Warrants in substantially the same form as issued to the Lead Lender at the first, second, third, and fourth closings. In addition, each of the warrants previously issued by the Company to the Lead Lender were amended to, among other things reduce the exercise price thereof to $0.145 per share of Common Stock (the “Warrant Modifications”).

In connection with the execution of the Lead Lender Amendment, the Company issued 30,676,704 shares of Common Stock (the “In-Kind Shares”) to the Lead Lender in consideration of accrued but unpaid interest owing on the Term Loans.

Amendment to Co-Lender Credit Agreement

As previously disclosed in its Current Report on Form 8-K filed on May 1, 2015, on April 27, 2015, the Company entered into a Credit Agreement (as amended, the “Co-Lender Credit Agreement”) with various lenders party thereto (the “Co-Lenders”, and together with the Lead Lender, the “Lenders”), pursuant to which the Co-Lenders made a term loan to the Company in the original principal amount of $6,214,225.11, on substantially identical terms to the Lead Lender Credit Agreement.

On July 8, 2016, the Company and the Co-Lenders entered into Amendment No. 1 to Credit Agreement (the “Co-Lender Amendment”), which provides for, among other things, the Term Loan Modifications.

In connection with the execution of the Co-Lender Amendment, the Company reduced the exercise price to $0.145 per share of Common Stock for the warrants issued to the Co-Lenders (the “Co-Lender Warrants”, and together with the Lead Lender Warrants, the “Warrants”) in connection with the execution of the Co-Lender Credit Agreement (the “Co-Lender Warrant Modification”).

Forbearance Agreement

As previously disclosed in its Current Report on Form 8-K filed on October 5, 2015, on September 30, 2015 the Company and the Lead Lender entered into a Forbearance Agreement (the “Forbearance Agreement”) pursuant to which the Company and the Lead Lender agreed, among other things, to provide for a forbearance period up to 18 months until March 31, 2017 (the “Forbearance Period”) with respect to the collection of $1,251,251 of accrued interest payable to the Lead Lender through September 30, 2015. In connection with the Lead Lender Amendment, on July 8, 2016, the Company and the Lead Lender entered into Amendment No. 1 to Forbearance Agreement (the “Forbearance Amendment”), pursuant to which the Forbearance Agreement was amended to (i) extend the Forbearance Period from March 31, 2017 to June 30, 2020, and (ii) reduce the interest rate payable on amounts owing under the Forbearance Agreement to 4.0%.

Registration Rights Agreement

As previously disclosed on its Current Report on Form 8-K filed on May 1, 2015, on April 27, 2015 the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with certain of the Company’s debtholders party thereto, pursuant to which the Company agreed to register all of the shares of Common Stock issuable upon exercise of the Warrants on a Form S-1 registration statement to be filed with the Securities and Exchange Commission within 45 calendar days following request to do so by the Lead Lender (the “Filing Date”), and to cause the Registration Statement to be declared effective under the Securities Act of 1933, as amended, (the “Securities Act”) within 90 days following the Filing Date (collectively, the “Registration Rights”). In connection with the Lead Lender Amendment, on July 8, 2016, the Company and the Lead Lender entered into Amendment No. 3 to Registration Rights Agreement (the “Registration Rights Amendment”), pursuant to which the Registration Rights Agreement was amended to provide that the Common Stock issuable to the Lenders under the Lead Lender Credit Agreement and the Co-Lender Credit Agreement shall be included in the securities subject to the Registration Rights.

Convertible Note Restructuring

As previously disclosed on its Current Reports on Form 8-K filed on January 17, 2014 and March 6, 2014, on January 14, 2014 and February 28, 2014, the Company issued to certain accredited investors (together with their assigns, the “Purchasers”) 15% Senior Secured Convertible Promissory Notes (the “Convertible Notes”) and warrants to purchase shares of Common Stock (“Convertible Note Warrants”). On July 8, 2016, the Company and the Purchasers (1) amended the Convertible Notes to (i) extend the maturity date thereof to June 30, 2020, (ii) reduce the interest rate payable thereunder to 4.0%, (iii) provide for the payment of interest by the Company using shares of Common Stock, and (iv) reduce the conversion price thereunder to $0.145 per share of Common Stock (collectively, the “Convertible Note Modifications”); and (2) amend the Convertible Note Warrants to, among other things, reduce the exercise price thereunder to $0.145 per share of Common Stock (the “Convertible Note Warrant Modification”, and together with the Convertible Note Modifications, the “Noteholder Restructuring”).

In connection with the consummation of the Noteholder Restructuring, on July 8, 2016 the Company acknowledged and agreed to the terms of an Amended and Restated Intercreditor Agreement, by and among the Lenders and the Purchasers (the “Amended and Restated Intercreditor Agreement”), which amends and restates that certain Intercreditor Agreement, by and among the Lenders and the Purchasers, to, among other things, provide that the security interest in the collateral of the Company and certain of its subsidiaries (the “Collateral”) held by the Purchasers is no longer subordinate to the security interest in the Collateral held by the Lenders (the “Intercreditor Restructuring”). In connection with the Intercreditor Restructuring, on July 8, 2016 the Company entered into an Intercreditor Amendment Deed (the “Intercreditor Amendment Deed), by and between the Company, the Guarantors party thereto, the Senior Creditors party thereto, the Subordinated Creditors party thereto, and the Junior Security Trustee party thereto, which amends that certain Intercreditor Deed to, among other things, provide that the security interest in the Collateral held by the Purchasers is no longer subordinate to the security interest in the Collateral held by the Lenders (the “UK Intercreditor Restructuring”, and together with the execution of the Lead Lender Amendment, the Warrant Modifications, the execution of the Co-Lender Amendment, the Co-Lender Warrant Modifications, the issuance of the In-Kind Shares, the execution of the Forbearance Amendment, the execution of the Registration Rights Amendment, the Noteholder Restructuring, and the Intercreditor Restructuring, the “Restructuring”).

Employee and Director Stock Options

In connection with the consummation of the Restructuring, on June 30, 2016, the Company contemporaneously terminated and reissued options to purchase Common Stock (collectively, the “Options”) to certain key employees and directors of the Company (each, an “Optionee”), pursuant to the terms of a Non-Qualified Stock Option Agreement with each Optionee (each, an “Option Agreement”). The consummation of the Restructuring was a condition precedent to effectiveness of each Option Agreement. The Options were reissued under the Company’s 2014 Long Term Incentive Plan in order to reduce the exercise price of each Option to $0.16 per share of Common Stock.

The foregoing description of the Restructuring does not purport to be complete and is qualified in its entirety by reference to the full text of the Lead Lender Amendment, the Co-Lender Amendment, the Forbearance Amendment, the Registration Rights Amendment, the Amended and Restated Intercreditor Agreement, and the Intercreditor Amendment Deed, copies of which are attached hereto as Exhibits 10.1 – 10.6 and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under Item 1.01 of this Current Report on Form 8-K is hereby incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information described above under Item 1.01 of this Current Report on Form 8-K is hereby incorporated herein by reference.

The issuances of the Warrants, the In-Kind Shares, and the Options in connection with the Restructuring were made in reliance upon exemptions from registration pursuant to Section 4(a)(2) of the Securities Act, and/or Rule 506 of Regulation D promulgated under the Securities Act.

Item 8.01    Other Events

On July 8, 2016, the Company issued a press release announcing the Restructuring. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Neither the filing of the press release as an exhibit to this Current Report on Form 8-K nor the inclusion in the press release of a reference to the Company’s internet address shall, under any circumstances, be deemed to incorporate the information available at its internet address into this Current Report on Form 8-K. The information available at the Company’s internet address is not part of this Current Report on Form 8-K or any other report filed by the Company with the SEC.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No.5 to Credit Agreement, dated July 8, 2016, by and between the Company and the Lead Lender
10.2	Amendment No.1 to Credit Agreement, dated July 8, 2016, by and between the Company, Tiburon Opportunity Fund, L.P., and the Additional Lenders
10.3	Amendment No. 1 to Forbearance Agreement, dated July 8, 2016, by the Company and the Lead Lender
10.4	Amendment No. 3 to Registration Rights Agreement, dated July 8, 2016, by and among the Company and the Holders party thereto
10.5	Amended and Restated Intercreditor Agreement, dated July 8, 2016, by and among the Lead Lender and the Lenders party thereto
10.6	Intercreditor Amendment Deed, dated July 8, 2016, by and between the Company, the Guarantors party thereto, the Senior Creditors party thereto, the Subordinated Creditors party thereto, and the Junior Security Trustee party thereto
99.1	Press Release dated July 8, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2016		ELECTRONIC CIGARETTES INTERNATIONAL GROUP, LTD.

	By:	/s/ William Seamans
Name: William Seamans
Title: Chief Financial Officer